EXHIBIT A






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                               SUBJECT TO REVISION
                        TERM SHEET DATED AUGUST 21, 1996

                        IMPERIAL CMB TRUST SERIES 1996-1
                        --------------------------------

                  $255,000,000 (+5% VARIANCE) FLOATING RATE CMO
                                -

                                IMH ASSETS CORP.
                                  (THE COMPANY)

                             ICI FUNDING CORPORATION
                                (MASTER SERVICER)

                         WENDOVER FUNDING AND OPTION ONE
                                 (SUB-SERVICERS)

                                  MBIA GUARANTY


THIS TERM SHEET CONTAINS STRUCTURAL INFORMATION WITH RESPECT TO THE SERIES 1996-1 BONDS, HOWEVER, THIS TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE 1996-1 BONDS. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY SALOMON BROTHERS INC. NEITHER THE ISSUER OF THE BONDS NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1996-1 BONDS MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.




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TRANSACTION TIMING AND OVERVIEW
- -------------------------------

         Structure:                         One class whole Loan CMO floater
                                                    indexed to one-month Libor.

         Pricing Date:                              August 21, 1996

         Closing Date:                              August 29, 1996

         First Payment Date:                September 25, 1996

         Settlement:                                DTC / Same Day Funds

         Accrued Interest:                  Settles Flat

         Sole Manager:                      Salomon Brothers Inc

         Yield Book:                                IMP 96.1

         Bloomberg:


OFFERED BONDS
- -------------

$255,000,000 (+5% VARIANCE) FLOATING RATE CMO PAYING 1 MONTH LIBOR PLUS .32%.
              -

AAA/AAA RATED BY MOODY'S/STANDARD & POOR'S WITH MBIA GUARANTY OF PRINCIPAL AND INTEREST (SUBJECT TO AVAILABLE FUNDS CAP, SEE "BASIS RISK" IN STRUCTURAL DETAILS BELOW).

ASSUMING A PRICING PREPAYMENT SPEED OF 20% CPR THE APPROXIMATE WAL OF THE BONDS IS 3.25 YEARS.

STATED FINAL MATURITY OF THE BONDS IS SEPTEMBER 25, 2026.

LIFE CAP ON THE BONDS EQUAL TO 14.20%.

INTEREST CALCULATED ON AN ACTUAL/360 BASIS.

PUBLICLY OFFERED, ERISA ELIGIBLE BUT NOT SMMEA ELIGIBLE (DUE TO INCLUSION OF
                                     ---
SECOND LIEN MORTGAGES IN THE MORTGAGE POOL).

THIS OFFERING IS STRUCTURED AS DEBT AND NOT A REMIC. THE BONDS WILL BE OFFERED
                                        ---
OUT OF AN OWNER'S TRUST AND ALL EXCESS CASH FLOWS WILL BELONG TO IMPERIAL CREDIT MORTGAGE HOLDINGS.

CREDIT ENHANCEMENT
- ------------------



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MBIA GUARANTY: The Bonds will have the benefit of a 100% MBIA wrap of principal and interest (subject to an available funds cap, see "Basis Risk" in Structural Details below). MBIA's claims-paying ability is rated Aaa/AAA by Moody's/S&P.

OVERCOLLATERALIZATION: There will be approximately $5,100,000 (or 2.00% of the aggregate balance of the Mortgage Loans) of Overcollateralization at issuance, i.e. the aggregate principal balance of the Mortgage Loans will exceed the amount of the Bonds on day one. MBIA will then guarantee the Bonds to a AAA level. The Overcollateralization level of 2.00% is subject to MBIA's, Moody's and S&P's due diligence and subject to adjustment as described below.



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OVERCOLLATERALIZATION PROVISIONS: There will be no required increase in the
Overcollateralization level unless delinquencies exceed the levels established by MBIA. If, due to losses, the amount of the Overcollateralization level is reduced below 2.00%, Excess Spread will be applied to fast pay Bond principal and meet the required level of Overcollateralization. Under certain circumstances which meet MBIA requirements, the Overcollateralization level will be permitted to step down.

EXCESS SPREAD: All Excess Spread on the Mortgage Loans is available to cover losses and to fast pay the Bonds principal in order to maintain the required Overcollateralization, and to pay interest shortfalls. The initial amount of Excess Spread is approximately 3.16%. When the adjustable rate mortgage loans are fully indexed (assuming constant Libor rates) the Excess Spread will be approximately 4.71%.

MINIMUM SPREAD: MBIA requires that 50 basis points of the Excess Spread be set aside each month as Minimum Spread (a dedicated portion of the Excess Spread). This Minimum Spread feature ensures that there will always be some amount of Excess Spread to cover losses and/or fund the Overcollateralization to its required level.

LOSSES: Generally, any losses on the underlying Mortgage Loans will be absorbed first, by the Excess Spread which will always equal at least the Minimum Spread, second by the Overcollateralization and, if and when that is exhausted, MBIA will absorb all further losses.


STRUCTURAL DETAILS
- ------------------

THE BONDS: The Bonds will be publicly offered, ERISA eligible, but NOT SMMEA eligible, and will be rated AAA by both Standard & Poor's and Moody's. The Bonds will be offered at a dollar price of approximately par and will pay interest at a Bond Interest Rate of one month Libor + .32% (and after the payment date in September 2003, one month Libor + 1.32%) subject to available funds and a Maximum Bond Interest Rate of approximately 14.20% (at issuance), calculated on an actual/360 basis. There are no interim caps on the Bond Interest Rate.

BOND INTEREST PAYMENTS: The monthly Bond Interest Rate will equal the lesser of:
(i) 1 month LIBOR + .32% (and after the payment date in September 2003, one month Libor + 1.32%), and (ii) the gross coupon on the Mortgage Loans minus the servicing and trustee fees, the MBIA fee and the Minimum Spread. If the Bond Interest Rate paid to Bondholders in any given month is calculated under (ii) above, see "Basis Risk" below.

BASIS RISK: Due to the index mismatch (collateral index is 6 month Libor while the Bond index is 1 month Libor), the actual Bond Interest Rate may be less than 1 month LIBOR + .32% in some periods. This may also occur if 6 month Libor and 1 month LIBOR rise quickly since the Mortgage Loan cash flows are constrained by interim caps while the Bond Interest Rate does not have interim caps. While basis risk interest shortfalls are not guaranteed by MBIA, they will be carried forward and such shortfalls will accrue interest until paid, if and when Excess Spread becomes available.



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BOND PRINCIPAL PAYMENTS: Generally, monthly principal payments on the Bonds will be the principal collected on the Mortgage Loans plus any Excess Spread required to fast pay the Bonds. Under certain circumstances, principal payments on the Mortgage Loans will be paid to the owner of the equity cash flows (which is an affiliate of the Master Servicer) when the Overcollateralization level is permitted to step down.




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OPTIONAL CALL PROVISION: The deal may be called by the Servicer on any payment date on or after the earlier of (i) the payment date on which the current balance of the Bonds is less than or equal to 25% of their original balance and
(ii) the payment date in September 2003. In either event, the Bonds will be redeemed at par plus accrued and unpaid interest (including any unpaid Basis Risk shortfall).

PREPAYMENT ASSUMPTIONS: The Bonds will be priced assuming a 20% CPR throughout the life of the collateral.

MONTHLY ADVANCES: To protect investors from payment delays due to borrower delinquencies, the Servicer is required to make monthly advances to cover these delinquencies.

COMPENSATING INTEREST: The Servicer is required to pay compensating interest to the extent of it's servicing fees to cover prepayment interest shortfalls due to partial and full prepayments by borrowers.


ISSUER/MASTER SERVICER
- ----------------------

IMH Assets Corp. (the "Company") is a limited purpose wholly owned subsidiary of Imperial Credit Mortgage Holdings ("ICMH"). ICMH is a publicly traded REIT involved in the acquisition and origination of and investment in residential mortgage loans. The Company will form a trust, Imperial CMB Trust Series 1996-1 (the "Issuer") for the express purpose of issuing the Bonds.

ICI Funding, also a subsidiary of ICMH, is a mortgage banking conduit that acquires conventional one-to-four family residential mortgage loans nationwide. ICI Funding will act as Master Servicer and has arranged for Wendover Funding and Option One Mortgage to subservice the mortgage loans (see below). The Company, the Issuer, ICMH and ICI Funding are all located in Santa Ana Heights, CA.

SUBSERVICERS
- ------------

Approximately 50% of the mortgage loans were acquired by ICI Funding from Option One Mortgage and those loans will be subserviced by Option One. The remaining 50% were either originated or acquired from various correspondents by ICI Funding and will be subserviced by Wendover Funding. Wendover Funding is a wholly owned subsidiary of State Street Bank and Trust Company. Wendover's subservicing portfolio was approximately $8 billion as of March 31, 1996. Wendover is located in Greensboro, NC; is an approved servicer in good standing with FNMA and FHLMC and specializes in the servicing of B and C credit mortgage loans.

Option One is a subsidiary of Fleet National Bank, Rhode Island and was formerly a wholly owned subsidiary of Plaza Home Mortgage Bank. Option One's servicing portfolio was approximately $1.5 billion as of June 30, 1996. Option One is a FNMA approved servicer and specializes in the servicing of non-conforming credit mortgage loans.



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POOL SUMMARY
- ------------

The Mortgage Pool consists of adjustable rate first lien and fixed rate second lien mortgages. The adjustable rate loans are indexed to 6 month Libor. Approximately 50% of the mortgage loans were acquired by ICI Funding from Option One Mortgage and those loans will be subserviced by Option One. The remaining 50% were either originated or acquired from various correspondents by ICI Funding and will be subserviced by Wendover Funding.

LOAN CHARACTERISTICS:

Type/Lien Status:   96% Adjustable rate conventional mortgage loans/first lien
                    4% Fixed rate conventional mortgage loans/second lien

Borrower Credit:    15% A credit   50% A- credit                35% B&C credit

Documentation Type: 60% Full Doc.  20% No Income Verification   20% Limited Doc.

Property type:      86% single family
                    8% condominium
                    6% 2-4 family

Occupancy:          94% primary
                    6% second/investor

POOL SUMMARY:


                      ADJUSTABLE RATE/FIRST LIENS       Fixed Rate/Second Liens
                      ---------------------------       -----------------------
Number of Loans:      2,081                             263
Current Balance:      $257,245,489                      $9,839,549
Average Loan:         $123,616                          $37,412
Weigh. Avg. LTV:      72.7%                             to come
Max. LTV:             95%                               to come
Weigh. Avg. OTerm:                            358                           182
                      mos.                              mos.
WA Seasoning:                                 4                             3
                      mos.                              mos.



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Gross WAC:
                      9.43%                             13.88%
WA Life Cap:                                                            NA
                      15.44%
Servicing:
                      .51%                              .51%
Curr. Coupon Range:                          5.85
                      - 17.38%                          10.00 - 15.50%
Weigh. Avg. GMargin:                                                    NA
                      5.36%
Top 5 States:                                  CA                       CA
                      37%; WA 6%; NJ 6%; OR             72%; NJ 9%; UT 6%; PA
                      5%; UT 4%                         2%; CO 2%


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